UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  09/25/2012

Discovery Communications, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-34177

Delaware	35-2333914
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

One Discovery Place
Silver Spring, Maryland 20910
(Address of principal executive offices, including zip code)

240-662-2000
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On September 25, 2012, Discovery Communications, LLC (the "Borrower"), Discovery Communications, Inc., as guarantor (the "Guarantor"), the lenders party thereto (the "Lenders") and Bank of America, N.A., as administrative agent (the "Administrative Agent") entered into Amendment No. 2 (the "Amendment") to the Credit Agreement (the "Credit Agreement"), dated as of October 13, 2010, as amended by Amendment No. 1 dated August 8, 2011, among the Borrower, the Guarantor, the Lenders and the Administrative Agent.
Pursuant to the Amendment, the Lenders agreed to the following modified terms in respect of the Credit Agreement:

•
the facility fee was reduced and the Borrower will now be required to pay the Lenders a facility fee equal to the Applicable Rate, which will range from 10 basis points to 30 basis points based on the Borrower's credit ratings from time to time, times the actual daily amount of the Lender's aggregate commitments under the senior credit facility, regardless of usage;

•
the Applicable Rate (as defined in the Credit Agreement) for eurocurrency rate loans and letter of credit fees were each slightly increased and will now range from 77.5 basis points to 145 basis points based on the Borrower's credit ratings from time to time;

•
the Applicable Rate for base rate loans and swing line loans were slightly increased and will now range from 0 basis points to 45 basis points based on the Borrower's credit ratings from time to time; and

•	the maturity date of the senior credit facility was extended from October 12, 2015 to October 12, 2017.
Following Amendment No. 2, the costs associated with drawn amounts under the Credit Agreement will remain the same in the aggregate as under Amendment No. 1 to the Credit Agreement. In connection with entering into the Amendment, the Borrower paid certain consent fees to the Lenders and certain arrangement fees to the arrangers of the Amendment.
The foregoing description of the Amendment is a summary only and is qualified in its entirety by reference to the full text of (i) the Amendment, which is filed herewith as Exhibit 4.1 and is incorporated herein by reference; (ii) the Credit Agreement, which is filed as Exhibit 4.1 to the Guarantor's Current Report on Form 8-K filed on October 15, 2010; and (iii) Amendment No. 1, which is filed as Exhibit 4.1 to the Guarantor's Current Report on Form 8-K filed on August 9, 2011.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

4.1
Amendment No. 2, dated as of September 25, 2012, to the Credit Agreement, dated as of October 13, 2010, as amended by Amendment No. 1 dated August 8, 2011, among Discovery Communications, LLC, as borrower, Discovery Communications, Inc., as guarantor, the lenders party thereto, and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 27, 2012	DISCOVERY COMMUNICATIONS, INC.

	By:	/s/ Andrew Warren
	Name:	Andrew Warren
	Title:	Senior Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

4.1
Amendment No. 2, dated as of September 25, 2012, to the Credit Agreement, dated as of October 13, 2010, as amended by Amendment No. 1 dated August 8, 2011, among Discovery Communications, LLC, as borrower, Discovery Communications, Inc., as guarantor, the lenders party thereto, and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.